UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   May 9, 2001
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                       COCA-COLA BOTTLING CO. CONSOLIDATED
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             (Exact name of registrant as specified in its charter)


   Delaware                         0-9286                    56-0950585
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(State or other jurisdiction    (Commission File           (IRS Employer
 of incorporation)                  Number)               Identification No.)




              4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
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              (Address of principal executive offices      Zip Code)


                                 (704) 557-4400
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               (Registrant's telephone number, including area code)


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Item 5.  Other Events
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On May 9, 2001, the Company issued the following press release:

 Coca-Cola Bottling Co. Consolidated, 4100 Coca-Cola Plaza, Charlotte, NC 28211

                                  News Release
Contact: Lauren C. Steele
VP Corporate Affairs
704-557-4551

FOR IMMEDIATE RELEASE
May 9, 2001

                     Sharon Decker, Dennis Wicker Elected to
                    Coca-Cola Consolidated Board of Directors

Charlotte--Coca-Cola Bottling Co. Consolidated today announced that apparel executive Sharon Decker and former NC Lt. Governor Dennis Wicker have been named to the Company's Board of Directors. Mrs. Decker is President & CEO of Doncaster, a ladies apparel company, and Gov. Wicker is a partner with Smith Helms Mulliss and Moore L.L.P.

"We are very pleased to have two people with such extensive backgrounds in business, government and community affairs join our Board," Coca-Cola Consolidated Chairman and CEO J. Frank Harrison III said. "Sharon Decker and Dennis Wicker are not only outstanding individuals, but proven leaders with keen insights into both business and government."

Mrs. Decker replaces retiring Board member Reid Jones. Harrison praised Jones for his 30 years of service. "We appreciate Reid's many contributions and longtime service. During his tenure, Coca-Cola Consolidated grew from a small, North Carolina-only bottler to the second largest Coca-Cola bottler in the country," he said.

Mrs. Decker, 44, was named President of Rutherfordton, NC-based Doncaster in 1999. Prior to that, she was President and CEO of the Lynnwood Foundation from 1997-1999. From 1980 to 1997 she worked for Duke Energy in a number of positions including Corporate Vice President and Executive Director of the Duke Power Foundation. She also serves on the Board of Directors of Family Dollar Stores. She has an extensive community service record including chairing the Charlotte Chamber of Commerce and serving on the boards of the YMCA and North Carolina Community Colleges. She lives in Rutherfordton, NC.

Gov. Wicker, 48, is a partner in the Raleigh, NC office of the law firm of Smith Helms Mulliss and Moore L.L.P. He served as Lt. Governor of North Carolina from 1993 to 2001. He also served in the North Carolina House of Representatives for ten years, including four years as House Majority Leader. Gov. Wicker served as Chairman of North Carolina Community Colleges and as Chairman of North Carolina's Technology Council. He is active in numerous civic and charitable organizations. He lives in Sanford, NC.

Charlotte-based Coca-Cola Consolidated is the nation's second largest Coca-Cola bottler with franchise territories in 11 Southeastern states.

                               --Enjoy Coca-Cola--



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Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


                                   COCA-COLA BOTTLING CO. CONSOLIDATED
                                   ------------------------------------
                                                 (REGISTRANT)




Date: May 15, 2001                 BY:     /s/ David V. Singer
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                                               David V. Singer
                                   Principal Financial Officer of the Registrant
                                                          and
                                           Executive Vice President and
                                              Chief Financial Officer